                                                                    EXHIBIT 10.1

                       THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into this the 1st day of August, 1996 by and between SOFAMOR DANEK GROUP, INC., an Indiana corporation (the "Borrower") and SUNTRUST BANK, NASHVILLE, N.A., formerly Third National Bank in Nashville, a national banking association (the "Lender").

                                   RECITALS:

     A. Borrower and Lender previously entered into that certain loan agreement dated as of October 14, 1995 (as amended from time to time, the "Loan Agreement"), in connection with a certain credit facility from Lender to Borrower in the original principal amount of up to $40,000,000. Borrower and Lender amended the Loan Agreement pursuant to an Amendment to Loan Agreement effective June 30, 1995. Borrower and Lender further amended the Loan Agreement pursuant to a Second Amendment to Loan Agreement and First Amendment to Revolving Credit Optional Term Note dated October 11, 1995.

     B. In connection with the execution of the Loan Agreement, the Borrower executed that certain Revolving Credit and Optional Term Note (as amended from time to time, the "Note") in the original principal amount of $40,000,000. The Note was amended pursuant to the Second Amendment to Loan Agreement and First Amendment to Revolving Credit and Optional Term Note dated October 11, 1995.

     C. Concurrently herewith the Borrower and Lender have amended the Note pursuant to a Second Amendment to Revolving Credit and Optional Term Note dated as of the date hereof.

     D. Borrower and Lender have agreed to make certain amendments to the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1. Section 1 of the Loan Agreement concerning "Definitions," is amended as follows:

     The term "Maturity Date" is deleted and the following is substituted in lieu thereof to extend the maturity of the Loan:

                 "Maturity Date" means October 15, 1997 with
            respect to the Revolving Credit Loan (unless the Maturity Date is extended in writing by the Lender) and with respect to a Term Loan, the 1, 2 or 3-year period elected by Borrower in writing pursuant to the provisions of Section 2.02 herein.

      The term "Maximum Amount" is deleted and the following is substituted in lieu thereof to increase the principal amount available under the Loan Agreement to $50,000,000:

                 "Maximum Amount" means the principal amount of
            $50,000,000, which is the maximum principal amount that may be outstanding at any time under the Loan.

      The term "Note" is deleted and the following is substituted in lieu thereof, with the Exhibit A to the Loan Agreement being amended accordingly to increase the principal amount to $50,000,000:

                 "Note" means that certain Promissory Note in the
            form set forth in Exhibit A hereto in the principal amount of up to $50,000,000, including all amendments, extensions, increases and restatements thereto and thereof, and all replacements and substitute notes therefor.

      The term "Significant Subsidiary" is amended by adding the following entities thereto:

            Sofamor Danek Canada, Inc.
            Sofamor Danek Nevada, Inc.
            Surgical Navigation Technologies, Inc.
            Sofamor Danek Benelux S.A.

2. Section 2.01 of the Loan Agreement concerning the "Revolving Credit Loan," is amended by deleting the reference therein to $40,000,000 and the term "$50,000,000" is substituted in lieu thereof.

3. Section 7.01(g) of the Loan Agreement concerning "Debts, Guaranties, and Other Obligations," is amended to delete the reference therein to $5,000,000, and the term "$15,000,000" is substituted in lieu thereof.

4. Section 7.09 concerning "No Loans," is amended to delete the reference therein to $1,000,000 and the term "$2,000,000" is substituted in lieu thereof.

5. Except as amended herein, all other terms, provisions, agreements, covenants, representations and warranties in the Loan Agreement shall remain in full force and effect, and Borrower hereby reaffirms all of its duties, obligations, covenants, agreements, representations and warranties in the Loan Agreement.

6. Borrower represents, warrants and covenants that no Event of Default has occurred and is continuing under the Loan Agreement and that no event has occurred or other condition exists that would relieve Borrower of any of its obligations to the Lender under the Loan Agreement, as amended.

7.    This Amendment shall be governed by Tennessee law.

8. Borrower represents that the execution and performance of this Amendment have been duly authorized by all necessary and appropriate corporate action.

9.    This Amendment may be executed in multiple counterparts.

      IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date set forth above.



LENDER:                                  BORROWER:
- - -------                                  ---------

SUNTRUST BANK, NASHVILLE, N.A.           SOFAMOR DANEK GROUP, INC.


By:       /s/    Bryan W. Ford           By:    /s/  J. Mark Merrill
        ----------------------                 -----------------------------


Title:   Vice President                  Title: Vice President and Treasurer
        ----------------------                  ----------------------------